Exhibit 99.01



McGladrey & Pullen, LLP
Certified Public Accountants






Independent Auditor's Report

To the Board of Directors
CBCA Care Management, Inc.
Fort Worth, Texas

We have audited the accompanying balance sheets of CBCA Care Management, Inc., a wholly-owned subsidiary of CBCA Inc., as of December 31, 2003 and 2002, and the related statements of income, stockholder's equity and cash flows for the year ended December 31, 2003 and for the period from April 1, 2002 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CBCA Care Management, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and for the period from April 1, 2002 (inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

                                                      /s/McGladrey & Pullen, LLP
Des Moines, Iowa
September 9, 2004

CBCA Care Management, Inc.

Balance Sheets
December 31, 2003 and 2002

                                                                   2003                2002
-------------------------------------------------------------------------------------------------
ASSETS (Note 6)

                                 CURRENT ASSETS
Accounts receivable, including allowance for doubtful accounts
2003 $26,408; 2002 $15,000                                         $ 411,426         $ 1,132,596
Prepaid expenses and other assets                                     97,788              62,304
                                                               ----------------------------------
Total current assets                                                 509,214           1,194,900
                                                               ----------------------------------
LEASEHOLD IMPROVEMENTS AND EQUIPMENT                                 149,187              22,567
Less accumulated depreciation                                         20,851               7,768
                                                               ----------------------------------
                                                                     128,336              14,799
                                                               ----------------------------------
INTANGIBLES AND OTHER ASSETS
Goodwill                                                             699,096             699,096
Other intangible assets, net of accumulated amortization
2003 $94,731; 2002 $40,599                                           202,115             256,247
Prepaid expenses                                                     153,035             180,100
Deferred income taxes (Note 3)                                        12,900                   -
                                                               ----------------------------------
                                                                   1,067,146           1,135,443
                                                               ----------------------------------
                                                                 $ 1,704,696         $ 2,345,142
                                                               ==================================
LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses                              $ 257,147           $ 368,837
Deferred revenue                                                           -              48,149
                                                               ----------------------------------
Total current liabilities                                            257,147             416,986
                                                               ----------------------------------
DEFERRED INCOME TAXES (Note 3)                                             -               3,700
                                                               ----------------------------------
COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDER'S EQUITY
Common stock, no par value, 200 shares authorized,
issued and outstanding (Note 8)                                            -                   -
Additional paid-in capital                                         1,398,177           1,398,177
Retained earnings                                                  1,523,751             921,955
Less accounts receivable, Parent Company                          (1,474,379)           (395,676)
                                                               ----------------------------------
Total stockholder's equity                                         1,447,549           1,924,456
                                                               ----------------------------------
                                                                 $ 1,704,696         $ 2,345,142
                                                               ==================================

See Notes to Financial Statements.

CBCA Care Management, Inc.

Statements of Income
For the Year Ended December 31, 2003 and for the
Period from April 1, 2002 (Inception) to December 31, 2002

                                                          2003                2002
--------------------------------------------------------------------------------------
Revenues (Note 7)                                     $ 6,837,974         $ 7,720,235

Cost of revenues                                        4,719,665           5,414,651
                                                     ---------------------------------
Gross profit                                            2,118,309           2,305,584
                                                     ---------------------------------
Operating expenses:
Selling, general and administrative                       276,949             176,252
Depreciation and amortization                              67,214              48,367
                                                     ---------------------------------
Total operating expenses, before allocated overhead       344,163             224,619
                                                     ---------------------------------
Operating income, before allocated overhead expenses    1,774,146           2,080,965

Allocated overhead expenses (Note 6)                      774,350             545,010
                                                     ---------------------------------
Income before income taxes                                999,796           1,535,955

Federal and state income taxes (Note 3)                   398,000             614,000
                                                     ---------------------------------
Net income                                              $ 601,796           $ 921,955
                                                     =================================
Net Income Per Share - Basic and Diluted                  $ 3,009             $ 4,610
                                                     =================================
Weighted Average Common Shares Outstanding                    200                 200
                                                     =================================

See Notes to Financial Statements.

CBCA Care Management, Inc.
Statements Of Stockholder's Equity
For the Year Ended December 31, 2003 and for the
Period from April 1, 2002 (Inception) to December 31, 2002

                                Common Stock           Retained    Additional
                                  Shares       Amount  Earnings Paid-in Capital
-------------------------------------------------------------------------------
Balance, April 1, 2002                -          $ -  $         -  $         -
Issuance of common stock            200            -            -            -
Capital contribution (Note 2)         -            -            -    1,398,177
Net income                            -            -      921,955            -
-------------------------------------------------------------------------------
Balance, December 31, 2002          200            -      921,955    1,398,177
Net income                            -            -      601,796            -
-------------------------------------------------------------------------------
Balance, December 31, 2003          200          $ -  $ 1,523,751  $ 1,398,177
                             ==================================================

See Notes to Financial Statements.

CBCA Care Management, Inc.

Statements of Cash Flows
For the Year Ended December 31, 2003 and for the
Period from April 1, 2002 (Inception) to December 31, 2002

                                                                      2003                2002
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                         $   601,796         $   921,955
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization                                           67,214              48,367
Deferred income taxes                                                  (16,600)              3,700
Prepaid service payment                                                      -            (250,000)
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable                                                    721,170            (762,074)
Prepaid expenses and other assets                                       (8,419)             57,862
Accounts payable, accrued expenses and deferred income                (159,839)            392,880
                                                                  ---------------------------------
Net cash provided by operating activities                            1,205,322             412,690
                                                                  ---------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of leasehold improvements and equipment                      (126,619)            (17,014)
Net (advances) to Parent                                            (1,078,703)           (395,676)
                                                                  ---------------------------------
Net cash (used in) investing activities                             (1,205,322)           (412,690)
                                                                  ---------------------------------
Net increase in cash                                                         -                   -

CASH AND CASH EQUIVALENTS
Beginning                                                                    -                   -
                                                                  ---------------------------------
Ending                                                             $         -         $         -
                                                                  =================================
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND
FINANCING ACTIVITIES
Capital contribution (Note 2)                                      $         -         $ 1,398,177
Income tax obligation satisfied through Parent Company receivable      414,600             610,300


See Notes to Financial Statements.

CBCA Care Management, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1.  Nature of Business and Significant Accounting Policies

Nature of business: CBCA Care Management, Inc. (the Company) is a wholly-owned subsidiary of CBCA Inc. (Parent Company). See Note 2 for further discussion on original formation.

The Company provides case management, utilization review and specialty programs. Case management services consist of medical professionals managing a patient's care as to appropriateness while containing costs. Utilization review focuses on the appropriateness of care involving a hospital stay or elective procedure by providing Predetermination, Inpatient Certification, Discharge Planning, Outpatient UR and Retrospective UR. Specialty programs include maternal and newborn, disease management, nurse 411 helpline and behavioral health services.

Significant accounting policies:

     Accounting estimates and assumptions: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Accounts receivable: Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Accounts receivable are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

     An account is considered past due when it remains unpaid after the due date, usually 30 days from the invoice date. The provision for bad debt expense was $18,712 and $15,000 for 2003 and 2002, respectively.

     Leasehold improvements and equipment: Leasehold improvements and equipment are carried at cost. Equipment is being depreciated using the straight-line method over the estimated useful lives of the assets ranging from 3 to 7 years. Leasehold improvements are amortized over the shorter of the estimated useful life or lease term.

     Goodwill and other intangible assets: The Company accounts for goodwill and other intangible assets in accordance with SFAS No. 142, Goodwill and Other Intangible Assets. Goodwill is not amortized, but is reviewed at least annually for impairment and a loss is recognized if the recorded value of goodwill exceeds fair value. The Company has completed the required goodwill impairment testing and has determined that there is no impairment of goodwill.

     Other intangible assets consist primarily of customer lists and covenants not to compete. Customer lists and covenants not to compete are amortized straight-line over the estimated period of benefit ranging from 2 to 8 years.

     Prepaid service contracts: Amounts paid for prepaid service contracts are included in prepaid expenses and are amortized over the term of the service agreement on a straight-line basis.

     Earnings per common share: Basic earnings per share is computed by dividing net income by the weighted average number of shares outstanding during each of the periods. Since there are no dilutive securities, diluted earnings per share is the same amount.

     Income taxes: The Company files consolidated tax returns with its Parent. The Company records its tax expense using the separate company method.

     Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.
     Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     Revenue recognition: Revenues from case management services, utilization services and specialty programs are recognized in the month services are provided. Fees are generally billed monthly based on actual or estimated services to be provided based on contractual rates or on a time and material basis. Any advance billings are recorded as deferred revenue. Services billed subsequent to the month of service are accrued in the month services are provided and are recorded as accounts receivable from customers.

     The Company is subject to revenue fluctuations resulting from changes in customer employment levels or covered lives, restructuring of benefit plans, changes in customer outsourcing strategies and price adjustments based on contractual experience.

     Cost of revenues include direct wages, related benefits, telephone, postage, advertising, rents and allocations of certain operating expenses.

     Deferred revenue: Deferred revenues represent contractually based billings to clients for contract services yet to be performed.

Note 2. Initial Formation of CBCA Care Management, Inc.

The Company was incorporated in 1995 and subsequently sold by its parent, USI Insurance Corp., to CBCA Inc. in April 2002. CBCA Inc. assigned various components of the acquired entities to various CBCA Inc. subsidiaries, including the Company. The portion of the purchase price, including transaction costs, was assigned to assets and liabilities of the acquired businesses based on the fair value of the assets and liabilities of each. The acquisition was accounted for as a purchase, accordingly, the results of the operations are included in the financial statements since April 1, 2002.

The purchase price allocation was assigned to the assets and liabilities as follows:

Assets acquired:
Accounts receivable                        $ 370,522
Prepaid expenses                              50,266
Property and equipment                         5,553
Goodwill                                     699,096
Other intangibles                            296,846
                                       --------------
                                           1,422,283
Liabilities assumed, accrued expenses         24,106
                                       --------------
                                         $ 1,398,177
                                       ==============

Note 3.  Income Taxes

The components of deferred income taxes as of December 31, 2003 and 2002 were as follows:

                                                 2003       2002
                                             ----------------------

Deferred tax assets:
Depreciation                                    $ 1,900    $ 2,500
Accrued expenses                                  8,600          -
Allowance for doubtful accounts                  12,300          -
                                             ----------------------
                                                 22,800      2,500
                                             ----------------------

Deferred tax liabilities:
Other intangible assets                          (7,700)    (3,700)
Other                                            (2,200)    (2,500)
                                             ----------------------
                                                 (9,900)    (6,200)
                                             ----------------------

Net deferred income tax assets (liabilities)   $ 12,900   $ (3,700)
                                             ======================

The components of the income tax provision for the year ended December 31, 2003 and the nine months ended December 31, 2002 are as follows:

                               Nine Months
             Year Ended           Ended
                2003               2002
            -------------------------------

Current           $ 414,600      $ 610,300
Deferred            (16,600)         3,700
            -------------------------------
                  $ 398,000      $ 614,000
            ===============================



Note 4.  Lease Commitment and Rent Expense

The Company leases its office facilities and various equipment and software, which require monthly payments ranging from $400 to $23,600 through September 2009. Rent expense under the operating leases was approximately $397,000 and $330,000 for the year ended December 31, 2003 and the nine months ended December 31, 2002, respectively.

Approximate future minimum lease payments at December 31, 2003 are as follows:

2004           $ 397,000
2005             269,000
2006             251,000
2007             238,000
2008             243,000
Thereafter       154,000
           --------------
             $ 1,552,000
           ==============

Note 5.  Benefit Plans

The Parent Company maintained the CBCA Inc. 401(k) Plan (CBCA Inc. Plan) for full-time and leased employees. Under the CBCA Inc. Plan, the Company may make discretionary matching contributions. Employer contributions vest 25% each year for four years. No employer contributions were made during the year ended December 31, 2003 and the nine months ended December 31, 2002.

In addition, with the acquisition of the Company, the Parent Company created the CBCA Inc. 401(k) Retirement Savings Plan on April 16, 2002 (CBCA Plan). The CBCA Plan covers all employees that were part of the April 1, 2002 acquisition. Employees starting with the Company after the acquisition date that had attained age 21 and had six months of service were eligible under the CBCA Plan. The CBCA Plan allows for employer matching contributions up to 4% of employee salary. Employer contributions vest at 20% each year for five years. Contributions were approximately none and $13,000 for the year ended December 31, 2003 and the nine months ended December 31, 2002, respectively.

In January of 2003, all participants of the CBCA Inc. Plan were merged into the CBCA Plan.

Note 6.  Related Party Transactions and Contingency

The Company receives services from its Parent Company for accounting, human resources, information technology, legal, administrative support and various other services. The Parent Company also pays certain direct expenses relating to those functions. The Parent Company allocates these expenses based on criteria that best match the related service or expense. Allocations charged to the Company for the year ended December 31, 2003 and the nine months ended December 31, 2002 were approximately $774,000 and $545,000, respectively.

The Company and other affiliates are co-borrowers on a credit facility entered into in February 2003 in the amount of $4,000,000 at December 31, 2003 and expires October 2006. The loans bear interest at 6.25% at December 31, 2003. The Company and other affiliates have pledged substantially all their assets as part of this agreement. Advances on the loans are recorded as a liability by the Parent Company and have a balance of $4,000,000 at December 31, 2003.

Note 7.  Major Customers

The Company has customers which comprise the following percentage of Company revenues for the year ended December 31, 2003 and the nine months ended December 31, 2002 and accounts receivable at December 31, 2003 and 2002.

                    2003                   2002
                       Accounts               Accounts
             Revenue  Receivable     Revenue Receivable
------------------------------------------------------------
Customer A      9.6%       9.6%        6.7%      5.8%
Customer B      9.6        0.7         1.8       0.9
Customer C      0.3        0.0        13.6      10.3
Customer D      6.1        6.8        25.9      24.3


Note 8.  Subsequent Events

On September 22, 2004 the Parent Company sold its stock in the Company to Patient Infosystems, Inc. for $7,100,000 in cash, subject to adjustments. As part of the sale agreement, the Company has been released from the financing agreement discussed in Note 6.

On August 8, 2004 a prepaid service contract with a subcontractor was cancelled. Prepaid expenses of approximately $138,000 were expensed at that time.